SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                September 7, 2005


                    THE EXPLORATION COMPANY OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                           0-9120                     84-0793089
    (State of                     (Commission File              (IRS Employer
  incorporation)                       Number)               Identification No.)


   500 North Loop 1604 East, Suite 250
            San Antonio, Texas                                      78232
(Address of principal executive offices)                          (Zip Code)


                                 (210) 496-5300
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

On September 7, 2005, the Registrant issued a press release updating operational data for its Maverick Basin operations.


Item 9.01: Financial Statements and Exhibits

 Exhibit
 Number                                Description
 -------  ----------------------------------------------------------------------
   99 Press release dated September 7, 2005, entitled "The Exploration Company Reports Continued Success In Glen Rose Porosity Play; Reserve Growth Continues"


The information contained in this report under Item 7.01, including the exhibit, is intended to be furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 7, 2005

THE EXPLORATION COMPANY OF DELAWARE, INC.


                                             /s/ P. Mark Stark
                                             -----------------
                                             P. Mark Stark
                                             Chief Financial Officer
                                             (Principal Accounting and Financial
                                              Officer)